                                                                   EXHIBIT 10(a)

                              UNITED RENTALS, INC.

                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

1.       Definitions
         -----------

   (a)      Account. The bookkeeping account established for each Participant as
            -------
            provided in Section 4.

   (b)      Administrator. The committee appointed pursuant to Section 8.
            ------------

   (c)      Company. United Rentals, Inc., a Delaware corporation.
            -------

   (d)      Company Stock. Common stock of the Company.
            -------------

   (e)      Directors' Fees. The cash amount payable to a Participant by the
            ---------------
            Company as fees for services rendered as a director of the Company.

   (f)      Effective Date. December 4, 2001.
            --------------

   (g)      Fee Deferrals. The portion of Directors' Fees that a Participant
            -------------
            elects to defer in accordance with Section 3.

   (h)      Fee Deferral Election. The separate written agreement, submitted to
            ---------------------
            the Administrator, by which a director agrees to participate in this Plan and make Fee Deferrals hereunder.

   (i)      Participant. A director of the Company who elects to defer receipt
            -----------
            of Directors' Fees hereunder and whose Account has not been fully distributed.

   (j)      Plan. The United Rentals, Inc. Deferred Compensation Plan for
            ----
            Directors.

   (k)      Plan Year. The twelve (12) month period beginning on the first day
            ---------
            of the calendar month in which the Company's annual shareholders' meeting is held.

   (l)      Restricted Stock. Company Stock that vests as provided in Section
            ----------------
            3(c).

2.       Participation
         -------------

   (a)      Eligibility for Participation. All non-employee directors of the
            -----------------------------
            Company are eligible to make Fee Deferrals hereunder.

   (b)      Commencement of Participation. A director becomes a Participant as
            -----------------------------
            of the date specified by the Administrator.

3.       Contributions
         -------------

   (a)      Fee Deferrals.
            -------------


            (i) The Company shall credit to the Account of a Participant an amount equal to the Director's Fees that would have been payable to the Participant had Participant not signed a Fee Deferral Election therefor. Such amounts shall not be made available to such Participant, except as provided in Section 5, and shall reduce such Participant's compensation from the Company in accordance with the provisions of the applicable

                   Fee Deferral Election. All such amounts shall in any event be subject to the rights of the general creditors of the Company as provided in Section 7.

            (ii) Directors shall deliver a Fee Deferral Election to the Administrator before any Fee Deferrals become effective. Such Fee Deferral Election shall be void with respect to any Fee Deferral unless submitted before the beginning of the calendar year during which the amount to be deferred will be earned; provided, however, that in the year in which this Plan is first adopted or a director is first eligible to participate, such Fee Deferral Election may be filed within 30 days of the date on which this Plan is adopted or the date on which the director is first eligible to participate, respectively, with respect to compensation earned during the remainder of the calendar year.

            (iii) The Fee Deferral Election shall designate the amount of compensation from the Company deferred by each Participant and such other items as the Administrator may prescribe. Such designations shall remain effective unless amended as provided below. There shall be no maximum limit on the Fee Deferrals permitted for each Participant.

            (iv) A Participant may amend his or her Fee Deferral Election from time to time, but only as to Director's Fees that were not payable theretofore.

   (b)      Time of Credits. Fee Deferrals shall be credited to the Plan as soon
            ---------------
            as administratively feasible following each quarterly period for which fees are otherwise payable to the director.

   (c)      Vesting.
            -------

            (i) A Participant shall have a nonforfeitable right to the Fee Deferrals which are deemed invested in a money market account or in Company Stock hereunder; provided, however, that all such amounts shall be subject to the rights of the general creditors of the Company as provided in Section 7. See Section (ii) as to vesting provisions for Restricted Stock.

            (ii)   Vesting of Restricted Stock.

                   (A) Fee Deferrals for any Participant that are deemed
                       invested in Restricted Stock shall be subject to the rights of the general creditors of the Company as provided in Section 7 and shall vest on the earliest to occur of the following events, provided that no shares of Restricted Stock shall vest on any date on which the Participant does not serve as a director of the Company:

                       (1) One-fifth on each of the first five anniversaries of the date on which the Participant would otherwise have received the Director's Fees that were deemed invested in Restricted Stock;

                       (2) The date of Participant's death or permanent disability while serving as a director of the Company. Participant shall be deemed to be permanently disabled if for a period of six consecutive months Participant is unable to serve as a director of the Company because of illness or physical or mental disability or other incapacity; and

                       (3)  The date of the occurrence of a Change of Control.

                   (B) A "Change of Control" shall be deemed to have occurred if:

                       (1) any "person" is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Act") directly or indirectly, of securities of United Rentals, Inc. representing 50% or more of the total voting power represented by then outstanding voting securities of United Rentals, Inc., or has the power (whether as a result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board. The term "persons" is defined in Section 13(d) of the Act, except that the term "person" shall not include:

                            (a) any person or an Affiliate of such person who as
                                of of December 4, 2001 owned 10% or more of the total voting power represented by the outstanding voting securities of the Company; and

                            (b) a trustee or other fiduciary holding securities
                                under any employee benefit plan of the Company or a corporation which is owned directly or indirectly by the stockholders of the Company in substantially the same percentage as their ownership in the Company; or

                       (2) the stockholders of United Rentals, Inc. approve a merger of United Rentals, Inc., or a plan of complete liquidation of United Rentals, Inc., or an agreement for the sale or disposition by United Rentals, Inc. of all or substantially all of its assets, or any other business combination of United Rentals, Inc. with any other corporation, other than any such merger or business combination which would result in the voting securities of United Rentals, Inc. outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of United Rentals, Inc. or such surviving entity outstanding immediately after such merger or business combination.

                   (C) An "Affiliate" of a person is a person that controls, is controlled by, or is under common control with such person.

            (iii) Forfeiture. A Participant's shares of Restricted Stock shall be forfeited if, before such shares of Restricted Stock are vested under this Section, Participant ceases to be a director of the Company for any reason other than death or permanent disability as defined above, whether for cause or without cause, or for good reason, or for no reason, or by reason of the failure of the Board or of the Company to nominate Participant for election as a director, or Participant's resignation or otherwise.

4.       Accounts
         --------

   (a)      Bookkeeping Accounts.
            --------------------

            (i) The Administrator shall establish and maintain a bookkeeping account in the name of each Participant. The Administrator may also establish any subaccounts that it feels may be appropriate.

            (ii) Each Participant's Account shall be credited with Fee Deferrals (as specified in the Participant's Fee Deferral Election) and any earnings or losses on the foregoing. Each Participant's Account shall be reduced by any distributions made plus any federal and state tax withholding as may be required by law.

   (b)      Investments, Gains and Losses.
            -----------------------------

            (i) By written investment directions to the Administrator, each Participant shall direct the deemed investment of his or her Account among the investment funds available under this Plan. Unless modified by the Administrator, the deemed investment funds shall consist of a money market fund selected by the Administrator or shares of Company Stock or Restricted Stock. For each investment which is based on Company Stock the Participant's Account shall be credited with a number of shares of Company Stock equal to (a) the Directors' Fees that would have been paid in cash in the absence of the applicable Fee Deferral, divided by (b) the market value of a share of Company Stock at the close of business on such date. For each investment which is based on Restricted Stock the Participant's Account shall be credited with a number of shares of Restricted Stock equal to (a) 120% of the Directors' Fees that would have been paid in cash in the absence of the applicable Fee Deferral, divided by (b) the market value of a share of Company Stock at the close of business on such date. Credits of Company Stock and Restricted Stock shall be in the form of bookkeeping entries; no actual shares of Company Stock or Restricted Stock shall be issued except as provided in Section 5.

            (ii) Notwithstanding subsection (b)(i), the Administrator is not obligated to follow any investment instruction received by a Participant pursuant to subsection (b)(i).

            (iii) Notwithstanding anything to the contrary in this Plan, no Participant may make further investments under the Plan in shares of Company Stock and Restricted Stock once Participants in the aggregate have invested in a total of 75,000 shares of Company Stock and Restricted Stock under the Plan.

   (c) The Administrator shall adjust the amounts credited to each Participant's Account to reflect Fee Deferrals, investment experience, distributions and any other appropriate adjustments. Such adjustments shall be made as frequently as is administratively feasible.

5.       Distributions
         -------------

   (a)      Payment.
            -------

            (i) Except as otherwise provided herein, lump sum payments of vested amounts to a Participant shall be made on the first day of the month immediately following the date that the Participant terminates service as a director of the Company or such other date as may be specified in the Fee Deferral Election. Payment of amounts deemed invested in a money market account shall be paid in cash. Payment of amounts deemed invested in Company Stock shall be paid in Company Stock. Payment of vested amounts deemed invested in Restricted Stock shall be paid in Company Stock.

            (ii) The Administrator may permit an early distribution of part or all of any vested deferred amounts; provided, however, that such distribution shall be made only if the Administrator, in its sole discretion, determines that the Participant has experienced an unforeseen emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if early distribution were not permitted. Any distribution pursuant to this subsection is limited to the amount necessary to meet the hardship.

            (iii) Upon the death of a Participant, all vested amounts credited to his or her Account shall be paid to his or her beneficiary or beneficiaries, as determined under Section 6.

   (b)      Transferability.
            ---------------

            (i) Each Participant is deemed to represent, and as a condition to the receipt of any distribution will be required to represent, that he or she will acquire Company Stock or Restricted Stock for Participant's own account and not on behalf of others.

            (ii) Participant's rights hereunder are not transferable by the Participant, whether by sale, assignment, exchange, pledge, or hypothecation, or by operation of law or otherwise.

            (iii) Whether or not the Company Stock or Restricted Stock have vested, Federal and state securities laws govern and restrict the right to offer, sell or otherwise dispose of any Company Stock or Restricted Stock unless otherwise covered by a Form S-8 or unless the offer, sale or other disposition thereof is otherwise registered under the Securities Act of 1933, as amended, (the "1933 Act") and state securities laws or, in the opinion of the Company's counsel, such offer, sales or other disposition is exempt from registration thereunder. The Company is not required to file a Form S-8 or any other registration statement. Participant will in no event offer, sell or otherwise dispose of any Company Stock or Restricted Stock in any manner which would: (i) require the Company to file any registration statement (or similar filing under state laws) with the Securities and Exchange Commission or to amend or supplement any such filing or (ii) violate or cause the Company to violate the 1933 Act, the rules and regulations promulgated thereunder or any other state or federal law. Stock certificates representing the Company Stock or Restricted Stock shall bear a legend (the "1933 Act Legend") in substantially the following form, in addition to the Vesting Legend, the Brokerage Legend and any other legends that may be required under federal or state securities laws:
                   The securities represented by this certificate have not been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities law, and such securities may not be sold, transferred or otherwise disposed of unless the same are registered and qualified in accordance with the Act and any applicable state securities laws, or in the opinion of counsel satisfactory to the Company such registration and qualification are not required.

            (iv) The Company shall not be required to transfer on its books any of the Company Stock or Restricted Stock that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or to treat any transferee to whom such shares have been so sold or transferred as a stockholder of the Company.

   (c) No Rights as a Stockholder. Until Participant receives a certificate for Company Stock or Restricted Stock, Participant shall not be entitled to any rights of a stockholder with respect to such shares. Without limiting the generality of the foregoing, Participant shall not have the right to vote the Company Stock or Restricted Stock and to receive dividends and/or other distributions declared on such shares.

6.       Beneficiaries
         -------------

   (a)      Beneficiaries. Each Participant may from time to time designate one
            -------------
            or more persons (who may be any one or more members of such Participant's family or other persons, administrators, trusts, foundations or other entities) as his or her beneficiary under this Plan. Such designation shall be made on a form prescribed by the Administrator. Each Participant may at any time and from time to time, change any previous beneficiary designation, without notice to or consent of any previously designated beneficiary, by amending his or her previous designation on a form prescribed by the Administrator. If the beneficiary does not survive the Participant (or is otherwise unavailable to receive payment) or if no beneficiary is validly designated, then the amounts payable under this Plan shall be paid to the Participant's surviving spouse, if any, and, if none, to the Participant's estate and such person shall be deemed to be a beneficiary hereunder. If more than one person is the beneficiary of a deceased Participant, each such person shall receive a pro rata share of any death benefit payable unless otherwise designated on the applicable form. If a beneficiary who is receiving benefits dies, all benefits that were payable to such beneficiary shall then be payable to the estate of that beneficiary.

   (b)      Lost Beneficiary.
            ----------------

            (i) All Participants and beneficiaries shall have the obligation to keep the Administrator informed of their current address until such time as all benefits due have been paid.

            (ii) If a Participant or beneficiary cannot be located by the Administrator exercising due diligence, then, in its sole discretion, the Administrator may presume that the Participant or beneficiary is deceased for purposes of this Plan and all unpaid amounts (net of due diligence expenses) owed to the Participant or beneficiary shall be paid accordingly or, if a beneficiary cannot be so located, then such amounts may be forfeited. Any such presumption of death shall be final, conclusive and binding on all parties.

7.       Funding
         -------

   (a)      Prohibition Against Funding. Should any investment be acquired in
            ---------------------------
            connection with the liabilities assumed under this Plan, it is expressly understood and agreed that the Participants and beneficiaries shall not have any right with respect to, or claim against, such assets nor shall any such purchase be construed to create a trust of any kind or a fiduciary relationship between the Company and the Participants, their beneficiaries or any other person. Any such assets (including any amounts deferred by a Participant) shall be and remain a part of the general, unpledged, unrestricted assets of the Company, subject to the claims of its general creditors. It is the express intention of the parties hereto that this arrangement shall be unfunded. Each Participant and beneficiary shall be required to look to the provisions of this Plan and to the Company for enforcement of any and all benefits due under this Plan, and to the extent any such person acquires a right to receive payment under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. The Company shall be designated the owner and beneficiary of any investment acquired in connection with its obligation under this Plan.

8.       Administration of the Plan
         --------------------------

   (a)      Committee as Administrator. The Compensation Committee (or any other
            --------------------------
            committee designated by the Board of Directors) shall be the Administrator. The committee shall consist of such individuals, corporations or other entities as the Company shall from time to time appoint.

   (b)      Actions Taken by the Committee. All resolutions or other actions
            ------------------------------
            taken by the committee at a meeting shall be by the affirmative vote of a majority of those present at the meeting. More than half of the members must be present to constitute a quorum for a meeting. Any member of the committee may sign any document or instrument requiring the signature of the committee or otherwise act on behalf of the committee, unless otherwise directed by the committee. The committee may adopt such additional rules of procedures and conduct as it deems appropriate.

   (c)      Duties of the Committee. The committee shall undertake all duties
            -----------------------
            assigned to it under the Plan and shall undertake all actions, express or implied, necessary for the proper administration of the Plan. All actions and decisions of the committee shall be made in its sole discretion, unless expressly otherwise provided in the Plan. The committee's duties and responsibilities include, but are not limited to, the following:

            (i) adopting and enforcing such rules and regulations that it deems necessary or appropriate for the administration of the Plan in accordance with applicable law;

            (ii) interpreting the Plan, in its sole discretion, with its good faith interpretation thereof to be final and conclusive on any Participant, former Participant, beneficiary or other party;

            (iii) deciding all questions concerning the Plan, including the eligibility of any person to participate in the Plan in accordance with the Plan provisions;

            (iv) computing the amounts to be distributed to any Participant, former Participant or beneficiary in accordance with the provisions of the Plan, determining the person or persons to whom such amounts will be distributed and determining when such amounts will be distributed;

            (v)    authorizing the payment of distributions;

            (vi) keeping such records and submitting such filings, elections, applications, returns or other documents or forms as may be required under the Code and applicable regulations, or under other federal, state or local law and regulations; and

            (vii) appointing such agents, counsel, accountants and consultants as may be required to assist in administering the Plan.

   (d)      Expenses. All expenses of Plan administration and operation,
            --------
            including the fees of any agents or counsel employed and including any expenses attributable to a termination of the Plan, shall be paid by the Company. To the extent that the Company may be liable for withholding tax, the Administrator, in its sole discretion, may charge such expenses to the benefits due to the applicable Participant or beneficiary.

9.       General Provisions
         ------------------

   (a)      No Assignment. Benefits or payments under this Plan shall not be
            -------------
            subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's beneficiary, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish the same shall not be valid, nor shall any such benefit or payment be in any way liable for or subject to the debts, contracts, liabilities, engagement or torts of any Participant or beneficiary, or any other person entitled to such benefit or payment pursuant to the terms of this Plan, except to such extent as may be required by law. If any Participant or beneficiary or any other person entitled to a benefit or payment pursuant to the terms of this Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish any benefit or payment under this Plan, in whole or in part, or if any attempt is made to subject any such benefit or payment, in whole or in part, to the debts, contracts, liabilities, engagements or torts of the Participant or beneficiary or any other person entitled to any such benefit or payment pursuant to the terms of this Plan, then such benefit or payment, in the discretion of the Administrator, shall cease and terminate with respect to such Participant or beneficiary, or any other such person.

   (b)      Amendment and Termination.
            -------------------------

            (i) Except as otherwise provided in this Section 9(b), the Company shall have the sole authority to modify, amend or terminate this Plan; provided, however, that any modification or termination of this Plan shall not reduce, alter or impair, without the consent of a Participant, a Participant's right to any amounts already credited to his or her Account on the day before the effective date of such modification or termination. Following such termination, payment of such credited amounts may be made in a single-sum payment if the Company so designates. Any such decision to pay in a single sum shall apply to all Participants.

            (ii) Any funds remaining in the Plan after termination of this Plan and satisfaction of all liabilities to Participants and others shall be returned to the Company.

   (c)      Construction. All questions of interpretation, construction or
            ------------
            application arising under or concerning the terms of this Plan shall be decided by the Administrator, in its sole and final discretion, whose decision shall be final, binding and conclusive upon all persons.

          UNITED RENTALS, INC. DEFERRED COMPENSATION PLAN FOR DIRECTORS

                              FEE DEFERRAL ELECTION

Name: ___________________________   Social Security Number:_______________

1.   Deferral of Fees. I hereby elect to participate in the United Rentals, Inc.
     ----------------
     Deferred Compensation Plan for Directors (the "Plan") by deferring receipt of _______% of my directors fees received from the Company beginning _________________ (date) and continuing until further notice.

2. I acknowledge that I have received a copy of the Plan and that I understand the risks of making this deferral election. I further understand that such deferred amounts will be tracked in a bookkeeping account and will remain subject to the claims of the Company's creditors until such amounts are distributed to me. I also make the representation referred to in Section 5(b) of the Plan.

3.   Deemed Investments. I hereby request that the Plan Administrator credit my
     ------------------
     deferred amounts as follows. I understand that the Administrator is under no obligation to follow these investment instructions:

                (i)      Money Market Account:              _____________%
                (ii)     Company Stock:                     _____________%
                (iii)    Restricted Stock:                  _____________%

4.   Distributions. Amounts deemed invested in a money market account shall be
     -------------
     paid in cash and amounts deemed invested in restricted or nonrestricted Company stock shall be paid in stock. I understand that I will receive the vested amounts deferred under the Plan in a lump sum when I terminate my service as a director unless I specify a different date. I understand the restrictions on transferability set forth in the Plan.

5.   Death Benefits. I hereby designate the following person(s) to receive any
     --------------
     death benefits under the Plan:

Beneficiary Name:________________________________    Relationship:_____________

Address:______________________________________________________________________

Telephone Number:_____________________________________________________________



---------------------                       ------------------------------------
Date                                                Signature of Director